Exhibit 99.30

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  OCTOBER 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

          (1)  Amount of distribution allocable to principal:
            Class A1                  $34.23915290
                                     -----
            Class A2                   $0.00000000
                                     -----
            Class A3                   $0.00000000
                                     -----
            Class A4                   $0.00000000
                                     -----
            Class A5                   $0.00000000
                                     -----
            Class A6                   $0.00000000
                                     -----
             Class M                   $0.87293454
                                     -----
            Class B1                   $0.87293454
                                     -----
            Class B2                   $0.87293454
                                     -----
            Class B3                   $0.87293454
                                     -----
            Class B4                   $0.87293454
                                     -----
            Class B5                   $0.87293454
                                     -----
            Class R1                   $0.00000000
                                     -----
            Class R2                   $0.00000000
                                     -----

          (2)  Aggregate principal prepayments included in distribution:
            Class A1                                       $2,442,515.18
                                                           -----------
            Class A2                                               $0.00000000
                                                           -----------
            Class A3                                               $0.00000000
                                                           -----------
            Class A4                                               $0.00000000
                                                           -----------
            Class A5                                               $0.00000000
                                                           -----------
            Class A6                                               $0.00000000
                                                           -----------
             Class M                                               $0.00000000
                                                           -----------
            Class B1                                               $0.00000000
                                                           -----------
            Class B2                                               $0.00000000
                                                           -----------
            Class B3                                               $0.00000000
                                                           -----------
            Class B4                                               $0.00000000
                                                           -----------
            Class B5                                               $0.00000000
                                                           -----------
            Class R1                                               $0.00000000
                                                           -----------
            Class R2                                               $0.00000000
                                                           -----------

          (3)  Amount of distribution allocable to interest Pay-out Rate:
            Class A1               $4.72810160               6.380%
                                   ----------------------------
            Class A2               $5.54583333               6.655%
                                   ----------------------------
            Class A3               $5.68333333               6.820%
                                   ----------------------------
            Class A4               $6.05833333               7.270%
                                   ----------------------------
            Class A5               $6.25833333               7.510%
                                   ----------------------------
            Class A6               $6.07916667               7.295%
                                   ----------------------------
             Class S               $1.73575745               2.08%
                                   ----------------------------
             Class M               $6.27728411               7.560%
                                   ----------------------------
            Class B1               $6.56374747               7.905%
                                   ----------------------------
            Class B2               $7.60996149               9.165%
                                   ----------------------------
            Class B3               $7.59885335               9.152%
                                   ----------------------------
            Class B4               $7.59885335               9.152%
                                   ----------------------------
            Class B5               $7.59885335               9.152%
                                   ----------------------------

          (4)  Amount of distribution allocable to Unanticipated Recoveries:
            Class A1                                                       $0.00
                                                                    ----------
            Class A2                                                       $0.00
                                                                    ----------
            Class A3                                                       $0.00
                                                                    ----------
            Class A4                                                       $0.00
                                                                    ----------
            Class A5                                                       $0.00
                                                                    ----------
            Class A6                                                       $0.00
                                                                    ----------
             Class M                                                       $0.00
                                                                    ----------
            Class B1                                                       $0.00
                                                                    ----------
            Class B2                                                       $0.00
                                                                    ----------
            Class B3                                                       $0.00
                                                                    ----------
            Class B4                                                       $0.00
                                                                    ----------
            Class B5                                                       $0.00
                                                                    ----------
            Class R1                                                       $0.00
                                                                    ----------
            Class R2                                                       $0.00
                                                                    ----------

          (5) Servicing Compensation:                                $117,095.19
                                                                     ---------

          The amounts below are for the aggregate of all Certificates:

          (6) Pool Principal Balance;                            $263,338,261.71
                                                                 -------------
                number of Mortgage
                Loans:                                                  3,497
                                                                 -------------

          (7)  Class  Certificate   Principal  Balance  (or  Notional  Principal
               Balance)  of  each  Class;   Certificate  Principal  Balance  (or
               Notional Principal Balance) of Single Certificate of each Class:

                                                                    Single
                                                                  Certificate
               Class                     Class Balance              Balance
               -----                     -------------              -------
               Class A1                    $65,839,539.41         $855.05895334
                                 --------------------------------------
               Class A2                    $31,000,000.00       $1,000.00000000
                                 --------------------------------------
               Class A3                    $53,000,000.00       $1,000.00000000
                                 --------------------------------------
               Class A4                    $32,000,000.00       $1,000.00000000
                                 --------------------------------------
               Class A5                    $13,847,000.00       $1,000.00000000
                                 --------------------------------------
               Class A6                    $23,000,000.00       $1,000.00000000
                                 --------------------------------------
               Class M                     $14,894,990.71         $995.52136816
                                 --------------------------------------
               Class B1                     $6,770,540.82         $995.52136816
                                 --------------------------------------
               Class B2                     $5,416,631.76         $995.52136816
                                 --------------------------------------
               Class B3                     $4,062,722.70         $995.52136816
                                 --------------------------------------
               Class B4                     $4,062,722.70         $995.52136816
                                 --------------------------------------
               Class B5                     $6,770,889.49         $995.52136816
                                 --------------------------------------
               Class R1                             $0.00           $0.00000000
                                 --------------------------------------
               Class R2                             $0.00           $0.00000000
                                 --------------------------------------

          (8)   Book value of real estate acquired on behalf of Certificate-
                holders; number of                                         $0.00
                                                                --------------
                related Mortgage Loans:                                     0
                                                                --------------

          (9) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:
               One Payment Delinquent                              $1,809,675.41
                                                                   -----------
                                                                           26
                                                                   -----------
               Two Payments Delinquent                               $414,341.52
                                                                   -----------
                                                                            5
                                                                   -----------
               Three or more Payments Delinquent                      $58,258.51
                                                                   -----------
                                                                            1
                                                                   -----------
               TOTAL                                               $2,282,275.44
                                                                   -----------
                                                                           32
                                                                   -----------
               In foreclosure                                      $1,644,270.66
                                                                   -----------
                                                                           20
                                                                   -----------

          (10) Aggregate  Scheduled  Principal  Balance  and number of  replaced
               Mortgage Loans:                                             $0.00
                                                                           ---
                                                                            0
                                                                           ---

          (11) Unpaid Net Simple Interest Shortfall:
            Class A1                                                       $0.00
                                                                           ---
            Class A2                                                       $0.00
                                                                           ---
            Class A3                                                       $0.00
                                                                           ---
            Class A4                                                       $0.00
                                                                           ---
            Class A5                                                       $0.00
                                                                           ---
            Class A6                                                       $0.00
                                                                           ---
             Class S                                                       $0.00
                                                                           ---
             Class M                                                       $0.00
                                                                           ---
            Class B1                                                       $0.00
                                                                           ---
            Class B2                                                       $0.00
                                                                           ---
            Class B3                                                       $0.00
                                                                           ---
            Class B4                                                       $0.00
                                                                           ---
            Class B5                                                       $0.00
                                                                           ---

          (12) Class Certificate Interest Rate of:
             Class M                                                      7.560%
                                                                       -----
            Class B1                                                      7.905%
                                                                       -----
            Class B2                                                      9.165%
                                                                       -----
            Class B3                                                      9.152%
                                                                       -----
            Class B4                                                      9.152%
                                                                       -----
            Class B5                                                      9.152%
                                                                       -----
             Class S                                                      2.08%
                                                                       -----

          (13) Senior Percentage for such                           84.045119%
                                                                   ----
                  Distribution Date

          (14) Senior Prepayment Percentage
               for such Distribution Date                          100.00%
                                                                   ----

          (15) Junior Percentage for such
               Distribution Date                                    15.954881%
                                                                   ----

          (16) Junior Prepayment Percentage
               for such Distribution Date                            0.00%
                                                                   ----

          (17) Class A6 Certificate Percentage
               for such Distribution Date                           10.392054%
                                                                   ----

          (18) Class A6 Distribution Percentage
               for such Distribution Date                            0.00%
                                                                   ----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

 By: /s/ Tim Neer
 ----------------------------------------------------------------
 Name:   Tim Neer
 Title:  Vice President of Investor Operations